SUPPLEMENTAL AGREEMENT

SUPPLEMENTAL AGREEMENT (the "Agreement") dated December 29, 2000 among Ascent Investments, LLC, a Delaware Limited Liability Company (the "Company"), Alpharma USPD Inc., a Maryland corporation (the "Lender"), Alpharma Inc., a Delaware corporation (the "Parent") and each of the Original Lenders listed at the end of this Agreement.

WHEREAS, pursuant to a Loan Agreement dated December 29, 2000 among the Company, the Lender and the Parent (the "Alpharma Loan Agreement"), the Lender has agreed to loan to the Company an aggregate of up to $6 million from time to time upon the terms and conditions set forth therein;

WHEREAS, pursuant to a Loan Agreement dated December 29, 2000 among the Company and Ascent Pediatrics, Inc., a Delaware corporation (the "Ascent Loan Agreement" and "Ascent", respectively ), the Company has agreed to loan to Ascent all of the funds it receives under the Alpharma Loan Agreement;

WHEREAS, the Original Lenders and Ascent have entered into a Fifth Amendment dated December 29, 2000 to the Securities Purchase Agreement dated May 13, 1998 (the "Fifth Amendment") which, among other things obligates the Original Lenders to cause the Company to purchase certain shares of Series H Preferred Stock at the request of Ascent upon and subject to the terms and conditions of the Fifth Amendment.

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

DEFINITIONS

    "Loan" and "Loan Date" shall have the meaning set forth in the Alpharma Loan Agreement and "Loan Completion Date" and "Additional Shares" shall have the meaning set forth in the Fifth Amendment.
    Unless the context otherwise requires:
    a term has the meaning assigned to it;
    an accounting term not otherwise defined has the meaning assigned to it in accordance with Generally Accepted Accounting Principles;
    "or" is not exclusive;
    words in the singular include the plural and in the plural include the singular;
    provisions apply to successive events and transactions; and
    "herein", "hereof" and other words or similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.
    The parties may sign any number of copies of this Agreement. Each signed copy shall be an original and may be signed in counterparts, but all of them together represent the same agreement.
    The laws of the State of New York, without regard to principles of conflicts of law, shall govern this Agreement.

CONDITIONS AND OBLIGATIONS

OF THE PARTIES

    The obligation of the Lender to makes any Loans on or after the date hereof is subject to the fulfillment to its reasonable satisfaction, or the waiver by the Lender, on or prior to the applicable Loan Date, of each of the following additional conditions:
    The Fifth Amendment, in the form attached hereto as Exhibit A shall be in full force and effect and
    Ascent and each of the Original Lenders shall have performed in all material respects all of their respective obligations under the Fifth Amendment.
    The Original Lenders agree that, following the date upon which Ascent shall have borrowed an aggregate of $6,250,000 under the Ascent Loan Agreement, each of the Original Lenders shall make a capital contribution to the Company so that all such capital contributions in the aggregate will be sufficient in amount and paid in a manner to timely fund the purchase by the Company of the Additional Shares as required by the terms of Section 2.1 of the Fifth Amendment.
    The Company agrees that it will purchase the Additional Shares as required by the terms of Section 2.1 of the Fifth Amendment.

IN WITNESS WHEREOF, the parties hereof have duly executed this Agreement as of the day and year set forth above.

FS ASCENT INVESTMENTS, LLC

By: /s/ James L. Luikart

Name: James L. Luikart

Title: Managing Member

ALPHARMA USPD INC.

By: /s/ Thomas L. Anderson

Name: Thomas L. Anderson

Title: President

ALPHARMA INC.

By: /s/ Thomas L. Anderson

Name: Thomas L. Anderson

Title: Vice President

ORIGINAL LENDERS

FURMAN SELZ INVESTORS II L.P.

FS EMPLOYEE INVESTORS L.L.C.

FS PARALLEL FUND L.P.

By: FS PRIVATE INVESTMENTS LLC, MANAGER

By: /s/ James L. Luikart

Name: James L. Luikart

Title: Managing Member

BANCBOSTON VENTURES INC.

By:___________________________

Name:

Title:

FLYNN PARTNERS

By: /s/ Marcia T. Bates

Name: Marcia T. Bates

Title: Managing Director